Exhibit 99.1

Trading Update October 2022

Key Investment Highlights 2 Novibet is an established, innovative and profitable global iGaming and sports betting company with proprietary technology driving superior economics Profitability - First Mindset Superior Technology, Platform and Content Poised for Explosive Growth • 100% gaming revenue from regulated markets • Cash flow positive since 2018 while delivering >70% CAGR of GGR and outperforming large global competitors in Greece • Asset light digital business with full control over state - of - the - art, vertically integrated technology and data driven marketing, resulting in superior KPIs (CPAs, retention, LTVs 1 ) and positive margins • In - house developed and cloud served advanced technology platform • In - house developed and managed online sports betting product • Integration of more than 100 casino vendors with more than 5,000 games (including streamed table games, exclusive content, branded) enhanced with extensive sports data feeds, traders and risk management teams • Ability to leverage award winning technological and scale operational infrastructure in multiple global markets, including the US, via organic expansion and highly accretive M&A • Market access deals secured in North America with strong pipeline of potential opportunities • We believe we have a strong management team , corporate structure and transaction structure to navigate volatile markets, maximize liquidity and trading technicals , and create sustainable shareholder value 1.CPA means cost per acquisition; LTV means lifetime value

Novibet 2022YTD Player KPIs & Business Update 1 3  Novibet is constantly improving its player management system to focus on revenue generating players, which has resulted in a 14% increase YoY of Sportsbook Bets/User, despite a slight reduction in total bets placed  Sportsbook Daily GGR increased 31% compared to the sam e period in 2021  Casino rounds per user increased 4% YoY  Player LTV for the first 8 months of 2022 has increased 12% YoY Sportsbook: Total Bets / Users 2 139 159 Avg. Bets per User Player ARPU 2 Note: EUR/USD 2021 daily average FX rate of 1.1828 1. The 8 - month financials presented are preliminary unaudited financials. Please refer to the disclaimers at the end of this presen tation for more information about preliminary and unaudited financials 2. ARPU means average revenue per user; represents data for Jan. – Aug. of the respective year 26.8 25.6 $207 $270 $0 $50 $100 $150 $200 $250 $300 0 5.0 10.0 15.0 20.0 25.0 30.0 8M 2021 8M 2022 Avd. Daily SB GGR Total Bets (millions) Total Bets (m) Avg. Daily SB GGR $99 $109 $0 $20 $40 $60 $80 $100 $120 8M 2021 8M 2022 Avg. Player ARPU $506 Avg. Player LTV 1 $564 Novibet’s 2022 8 - month operating results are consistent with expectations and 2022 will be another year of positive EBITDA as user activity and KPIs remain strong despite macro - economic pressures

Latest Product Features and Releases 4 Novibet continuously develops and releases product upgrades and features; Novibet also won two awards at EGR 2022 for Best CRM Campaign and Best Use of Brand Ambassador as well as the Marketing Campaign of the Year award at SBC Awards 2022 Novibet Latest Product Upgrades & Releases iGaming • New favorites functionality on both desktop and mobile apps • New navigation banners on both desktop and mobile • New Casino Provider added: Endorphina • Development of desktop app with Angular has resulted in a more responsive app with easier navigation • Direct integration of “ Everymatrix Go Live ” has resulted in greater content and marketing tools Online Sports Betting • Integrated new Soccer & Basket Bet - builder feature • Deployment of proprietary algorithm for player props markets that has resulted in expansion of number of markets per event • Various new sports added : All motor - racing sports, Gaelic Sports, E - sports (Pre - Live only) • New premium cricket offering has grown from 10 to 50+ markets Native Apps • Apps & Mobile Redesign in the following pages: • Pre - Live page • Betslip page • Open bets page • Closed bets page • Coupon of the Day page • Added new feature “New scoreboards for all Sports” • Finalized “New Live Match Trackers” for all Sports

New Market Updates

Novibet continues to progress toward launching in new regulated markets

US & Canada

- North America plays a large part in **Novibet's growth strategy**
- Novibet has already secured a **10-year market access agreement with Caesars Entertainment** to offer iGaming in Pennsylvania
- Novibet recently entered into another **10-year market access agreement** with Caesars Entertainment to offer iGaming and online sportsbetting in New Jersey
  - Both agreements are subject to customary licensing approvals, Novibet plans to launch Novibet.com in Pennsylvania and New Jersey in 2023
- Novibet also **initiated its license application with the Alcohol and Gaming Commission of Ontario (AGCO);** no market access agreement is required in Ontario
  - Novibet anticipates launching iGaming and online sports betting in Ontario in Q4 2022; additional provinces expected to launch later



Pennsylvania

2026E TAM: ~$3bn[1]



New Jersey

2026E TAM: ~$3.5bn[2]



2026E TAM: ~$2.3bn[2]

Mexico

- Novibet announced its plans to enter the **regulated Mexican market**
- In August 2022, Novibet announced that is had executed a **market access agreement in Mexico for iGaming and online sports betting with Big Bola Casinos**
- **Big Bola is one of only 14 operators** authorized to offer legal betting and online casino services in Mexico
- Novibet plans to launch its branded online casino site, Novibet.mx, in Mexico **by October 2022**



2026E TAM: ~$1bn[2]

Sources: H2 Global All Product Summary 2/24/2022 and Eilers & Krejcik Gaming
1. iGaming only market size
2. iGaming + Online Sports Betting market size

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M&A Strategy Update 6 Target Markets Illustrative Target Revenue and Profitability $30 - 100M $5 - 25M Revenue: EBITDA: Western Europe Mexico Brazil USA Novibet has disciplined M&A criteria and is in dialog with select targeted M&A opportunities  Novibet intends to become a leading global online gaming operator and plans to grow its presence internationally both organically and inorganically  Novibet has focused on M&A targets that have three key characteristics:  Opportunity to extract synergies via Novibet’s proprietary tech stack  Operate in regulated markets where Novibet does not currently operate  Target company is EBITDA positive  Novibet has held initial conversations with a number of potential M&A targets and is currently evaluating 2 specific opportunities  Company A: Provides a beachhead for expansion in LATAM  Company B: Provides further diversification in Europe

Updated Transaction Structure

Following the current global macroeconomic conditions, both Artemis and Novibet agreed to amend the business combination agreement (BCA) with the aim of **increasing deal certainty** whilst also ensuring **post-closing liquidity and cash on balance sheet**

- Novibet's pre-business combination enterprise value has been **amended to $500m from $625m**
- BCA now has a **reduced minimum cash closing condition of $12.5 million** after transaction expenses and redemptions
- Artemis will be able to offer up to **1.0m Class B shares from the Sponsor to Trust investors** as part of non-redemption agreements to **maximize net closing proceeds**
- Novibet will be entitled to **12.3m PubCo ordinary shares** subject to redemption levels and/or certain earnout conditions being met[3]
- Alignment of incentives with performance-based earnout of **an additional 10.0m PubCo ordinary shares subject to growth targets being met**[4]
- To address any post-closing liquidity concerns and to maximize the investor universe, **Novibet Shareholder will be able to sell up to 30% of their shares post closing free of lock-up restrictions**
    - Novibet may enter into a modest ELOC, or other financing, facility to increase post-closing liquidity further and access to capital

Sources[1,2]		Uses[1,2]	
($ in millions)		*($ in millions)*	
Novibet Rollover Equity	$450	Equity to Existing Shareholders	$450
ARTE Cash Held in Trust	205	Cash to Existing Shareholders	50
		Transaction Expenses	17
		Cash to Balance Sheet	139
Total Sources	**$655**	**Total Uses**	**$655**

Pro Forma Ownership at $10.20 Per Share[1,2]


ARTE Public Shares
29%
29%
Existing Novibet Rollover Equity
64%
7%
64%
ARTE Sponsor & Anchor Shares
7%

1. Assumes no Artemis stockholders redeem any public shares for cash from the Trust Account; if gross cash proceeds are below $100M, Novibet's shareholder will roll 100% of its equity
2. Excludes earnout consideration. Excludes the dilutive impact of 10.1 million public warrants and 10 million private placement warrants with an $11.50 exercise price
3. If redemptions are >85%, Novibet will be entitled to 12.3m PubCo ordinary shares at closing for no additional consideration; if redemptions are <85%, 12.3m PubCo ordinary shares will be deferred and issued to Novibet subject to earnout conditions being met
4. Earnout conditions: 2023 earnout threshold: 2023 NGR equal to or than 110% of 2022 NGR; 2024 earnout threshold: 2024 NGR equal to or than 115% of 2023 NGR

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Disclaimer (1/3) Confidentiality This confidential presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the securities of Novibet PLC (“ PubCo ”) and the proposed business combination (the “Proposed Transaction”) between Artemis Strategic Investment Corporation (“Artemis”) and Logflex MT Holding Limited, dba Novibet (“Novibet”) . This Presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in PubCo in anticipation of the Proposed Transaction and for no other purpose . No Offer This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended (the “Securities Act”), or an exemption therefrom . In connection with the Proposed Transaction, PubCo , Artemis, Novibet, or an affiliate of theirs may engage in an offering of securities in reliance on exemptions from the registration requirements of the Securities Act of 1933 , and other applicable laws . These exemptions apply to offers and sales of securities that do not involve a public offering . Any such securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete . Any representation to the contrary is a criminal offense . No Representations and Warranties and Additional Disclaimers This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to PubCo or the Proposed Transaction . The Recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the Recipient and does not constitute investment, tax or legal advice . The information contained in this Presentation has not been independently verified . No representation or warranty, express or implied, is or will be given by PubCo , Artemis or Novibet or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy, completeness, fairness or correctness of the information or opinions contained in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Proposed Transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The Recipient also acknowledges and agrees that the information contained in this Presentation ( i ) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation . PubCo , Artemis and Novibet specifically disclaim any duty to update the information contained in this Presentation . None of PubCo , Artemis, Novibet nor any of their respective affiliates, management, advisers or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this Presentation or its contents or otherwise arising in connection with this Presentation . 8

Disclaimer (2/3) Forward - Looking Statements This Presentation includes historical information as well as “forward - looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1996 . These forward - looking statements are included throughout this Presentation and relate to matters such as the future results of operations and financial position of PubCo and its subsidiaries ; planned products and services ; Novibet’s business strategy, including Novibet’s planned expansion in Europe and launch in the United States and the Americas ; objectives of Novibet’s management for future operations ; market size and potential growth opportunities ; competitive position ; expectations and timings related to commercial launches ; potential benefits of the proposed business combination ; and technological and market trends and other future conditions . Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “future”, “anticipate”, “assume”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward - looking statements . Forward - looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions, whether or not such expectations and assumptions are identified in this Presentation . Accordingly, our forward - looking statements are not guarantees and are subject to inherent risks, uncertainties, and changes in circumstance that are difficult to predict and may be outside of PubCo’s , Artemis’s and Novibet’s control . PubCo’s , Artemis’s and Novibet’s actual results may differ materially from their expectations, estimates and projections due to a variety of factors and consequently, you should not place undue reliance on these forward - looking statements as predictions of future events . Although it is impossible to identify all factors that may cause such differences, they include, but are not limited to : (1) the level of redemptions by Artemis’s shareholders in connection with a business combination and the outcome of any legal proceedings that may be instituted against Artemis or Novibet following the announcement of the Proposed Transaction ; (2) the inability to complete the Proposed Transaction ; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain any necessary regulatory approvals or complete regular reviews required to complete the Proposed Transaction ; (4) the risk that the Proposed Transaction disrupts current plans and operations of Novibet as a result of the announcement and consummation of the Proposed Transaction ; (5) the inability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees ; (6) costs related to the Proposed Transaction ; (7) changes in laws or regulations applicable to Novibet’s business ; (8) the possibility that PubCo may be adversely affected by other economic, business, and/or competitive factors ; (9) the impact of the global COVID - 19 pandemic ; (10) the ability of PubCo to successfully enter into new regulated online gaming markets or effectuate its acquisition strategy ; (11) the risks and uncertainties described in the “Risk Factors” section of Artemis’s prospectus for its initial public offering, filed with the Securities and Exchange Commission (the “SEC”) on October 1 , 2021 (the “IPO Prospectus”) ; and (12) the risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F - 4 relating to the Proposed Transaction, filed with the SEC on September 9 , 2022 (the “Registration Statement”), and Artemis’s and Novibet’s subsequent filings with the SEC . Artemis and Novibet caution that the foregoing list of factors is not exclusive . There may be additional risks that Artemis and Novibet do not presently know or that they currently believe are immaterial that could cause actual results to differ materially from those contained in the forward - looking statements . All information set forth herein speaks only as of the date hereof in the case of information about Artemis and Novibet or the date of such information in the case of information from persons other than Artemis and Novibet, and PubCo , Artemis and Novibet expressly disclaim any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this Presentation or to reflect any changes in their expectations or any change in events, conditions or circumstances on which any statement is based . Additional Information and Where to Find It In connection with the Proposed Transaction, Artemis and Novibet filed with the SEC the Registration Statement on Form F - 4 containing a preliminary proxy statement/prospectus relating to the Proposed Transaction . In connection with the Proposed Transaction, Artemis and Novibet intend to file one or more amendments to the Registration Statement, and, after the Registration Statement is declared effective, Artemis will mail the definitive proxy statement/prospectus included therein to the holders of Artemis’s common stock in connection with Artemis’s solicitation of proxies for the vote by Artemis stockholders with respect to the Proposed Transaction and other matters described in the Registration Statement . Artemis urges its stockholders and other interested persons to read the Registration Statement and, when available, the amendments thereto, and the documents incorporated by reference therein, as well as other documents filed by Artemis with the SEC in connection with the Proposed Transaction, as these materials will contain important information about Artemis, Novibet, and the Proposed Transaction . Stockholders of Artemis will also be able to obtain copies of such documents, when available, free of charge through the website maintained by the SEC at www . sec . gov or by directing a written request to Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, AZ 85040 . The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced herein, may not comply in certain respects with SEC rules . As a result, the information in the Registration Statement and any amendments to the Registration Statement may differ from this Presentation to comply with SEC rules . The Registration Statement includes substantial additional information about Novibet and its business that is not contained in this Presentation . The information about Novibet and its business in the Registration Statement and any amendments to the Registration Statement will supersede the information included in this Presentation . 9

Disclaimer (3/3) Participants in the Solicitation Under SEC rules, Artemis and its officers and directors may be deemed to be participants in the solicitation of Artemis’s stockholders in connection with the Proposed Transaction . Stockholders of Artemis may obtain more detailed information regarding the names, affiliations, and interests of Artemis’s directors and officers in the IPO Prospectus and the Registration Statement . The interests of Artemis’s directors, officers, and others in the Proposed Transaction may, in some cases, be different than those of Artemis’s stockholders generally . Information about such interests is set forth in the Registration Statement . Industry and Market Data In this Presentation, Artemis and Novibet rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Novibet competes and other industry data . Any comparison of Novibet to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Novibet . Novibet obtained this information and statistics from third - party sources, including reports by market research firms and company filings . While Novibet believes such third - party information is reliable, there can be no assurance as to the accuracy, completeness or reliability of the indicated information . Neither Novibet nor Artemis has independently verified the information provided by the third - party sources . Additionally, there can be no assurance that the operating results of Novibet will be consistent with those of the industry . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, whether pending or granted, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but PubCo , Artemis and Novibet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Financial and Other Information All of Novibet’s financial information is presented in U . S . Dollars, except as otherwise indicated . Novibet's functional currency is the Euro and its financial statements are reported in Euros . Certain amounts reported in Euros have been converted to U . S . Dollars at the exchange rates stated in this presentation . Novibet’s financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS") . IFRS differs in certain material respects from U . S . generally accepted accounting principles ("U . S . GAAP") and, as such, Novibet’s financial statements are not comparable to the financial statements of U . S . companies prepared in accordance with U . S . GAAP . This Presentation contains certain estimated preliminary unaudited financial results and key operating metrics for the 8 - month period ended August 31 , 2022 . This information is preliminary and subject to change . Such 8 - month financial information may not be included in, may be adjusted in, or may be presented differently in the Registration Statement and any amendments to the Registration Statement to be filed with the SEC in connection with the Proposed Transaction . Novibet’s actual results may differ from the estimated preliminary unaudited results presented here and will not be finalized until Novibet completes its period - end accounting procedures . This Presentation includes certain measures not recognized by IFRS to evaluate the performance of Novibet, such as EBITDA, Gross Gaming Revenue and Net Gaming Revenue . These terms do not have any standardized meaning prescribed within IFRS and therefore may not be comparable to similar measures presented by other companies . These non - IFRS measures financial measures are not measures of financial performance prepared in accordance with IFRS and may exclude items that are significant in understanding or assessing Novibet's financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS . Novibet believes these non - IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Novibet’s financial condition and results of operations . Novibet believes that the use of these non - IFRS measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Novibet's financial measures with other similar companies, many of which present similar non - IFRS financial measures to investors . These non - IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - IFRS measures . 10

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